CERTIFICATE

State of Oregon

OFFICE OF THE SECRETARY OF STATE
Corporation Division

I, KATE BROWN, Secretary of State of Oregon, and Custodian of the Seal of said State, do hereby certify:

That the attached Document File for:

CASCADE BANCORP

is a true copy of the original documents
that have been filed with this office.

In Testimony Whereof, I have hereunto set my hand and affixed hereto the Seal of the State of Oregon. KATE BROWN, Secretary of State

By	/s/ Tange L. Auterson
Tange L. Auterson
December 28, 2010

Come visit us on the internet at http://www.filinginoregon.com
FAX (503) 378-4381
1105

FILED
IN THE OFFICE OF THE SECRETARY
OF STATE OF THE STATE OF OREGON

MAR 7 1990

CORPORATION DIVISION

ARTICLES OF INCORPORATION

OF

CASCADE BANCORP

The undersigned, being over the age of 18 years and a citizen of the United States, being desirous of forming a Corporation for the purposes hereinafter specified and in conformity with the laws of the state of Oregon, does hereby make and execute the following written Articles of Incorporation in duplicate.

ARTICLE I

The name of this Corporation is:

CASCADE BANCORP

ARTICLE II

The purposes of this Corporation are to engage in the business of a bank holding company in all of its aspects and to engage in any lawful activities for which corporations may be organized under Oregon Statutes as from time to time constituted. This Corporation shall have those powers which are given to corporations under Oregon Statutes presently constituted and those powers which say hereafter and from time to time be given or permitted to corporations under Oregon law.

ARTICLE III

The duration of this Corporation is perpetual.

ARTICLE IV

The registered agent of this Corporation for service of process is James E.  Petersen, whose address is 835 N.W. Bond Street, Bend, Oregon 97701, which address is the registered office of this Corporation.

Page 1.	ARTICLES OF INCORPORATION

ARTICLE V

The address where the Division may mail notices is:

c/o James E. Petersen
835 N.W. Bond Street
Bend, Oregon 97701

ARTICLE VI

The name and address of the incorporator executing these Articles of Incorporation is as follows: James E. Petersen, whose address is 835 N.W. Bond Street, Bend, Oregon 97701.

ARTICLE VII

The total number of shares of stock which the Corporation shall have authority to issue shall be 1,000,000 shares of Common Stock without par value.

ARTICLE VIII

The first Board of Directors shall consist of seven members, each of whom shall hold office until his successor is duly elected. Their names and addresses are:

Alden K. Briggs	P.O. BOX 5879
Bend, Oregon 97701

L. A. Swarens	P.O. BOX 5879
Bend, Oregon 97701

Jacob M. Wolfe	P.O. BOX 5879
Bend, Oregon 97701

Roger J. Shields	P.O. BOX 5879
Bend, Oregon 97701

Gary L. Capps	P.O. BOX 5879
Bend, Oregon 97701

Page 2.	ARTICLES OF INCORPORATION

Gary L. Hoffman	P.O. BOX 5879
Bend, Oregon 97701

Janes E. Petersen	P.O. Box 5879
Bend, Oregon 97701

ARTICLE IX

Each share of the Common stock of this Corporation, after the consideration therefor as fixed by the Board of Directors has been fully paid in, shall be nonassessable and shall not be subject to assessment to pay the debts of the Corporation.

ARTICLE X

10.1       Definitions. For the purposes of this Article X only, the following terms shall have the meanings set forth below:

(a)          “Business Combination” shall mean any and all of the following:

(i)            Any merger, reorganization, consolidation or exchange of shares of the Corporation with or into another Person (as hereinafter defined);

(ii)           Any merger, reorganization, consolidation or exchange of shares of a Subsidiary (as hereinafter defined) of the Corporation with or into another Person;

(iii)          Any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the Corporation having a book value in excess of 10 percent of the book value of the total consolidated assets of the Corporation at the end of its most recent fiscal year end determined in accordance with generally accepted accounting principles;

Page 3.	ARTICLES OF INCORPORATION

(iv)           Any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of a Subsidiary (as hereinafter defined) of the Corporation having a book value in excess of 10 percent of the book value of the total assets of the Subsidiary at the end of its most recent fiscal year end determined in accordance with generally accepted accounting principles;

(v)            Any plan or proposal for the partial or complete liquidation or dissolution, spin-off, split-off or split-up of the Corporation or of any Subsidiary of the Corporation; and

(vi)           Any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation (other than a redemption in accordance with the terms of the security redeemed), or any reorganization, merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction, except a reorganization, merger or consolidation of the Corporation with any of its wholly owned Subsidiaries.

(b)          “Subsidiary” means any corporation in which at least a majority of any class of equity securities is owned, directly or indirectly, by the Corporation.

(c)          “Corporate Action” shall mean any and all of the following:

(i)            the amendment, alteration, change or repeal of this Article X of these Articles of Incorporation;

(ii)           a Business Combination.

Page 4.	ARTICLES OF INCORPORATION

(d)          “Person” shall mean any individual, association, partnership, corporation, group, firm or other entity other than the Corporation or wholly owned Subsidiary of the Corporation

(e)          “Continuing Directors” shall mean the directors set forth in Article VIII of these Articles of Incorporation and individuals designated (before such individual’s initial election as a director) as a Continuing Director by a majority of the then Continuing Directors.

10.2        Shareholder Vote. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section 10.3 hereof, no Corporate Action shall be authorized or effected unless there is cast the affirmative vote of at least 75 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

10.3        Exception to 75% Requirement. The provisions of Sections 10.2 hereof shall not be applicable to any particular Corporate Action and such Corporate Action shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if two-thirds of all Continuing Directors of the Corporation vote in favor of and recommend approval of the Corporate Action to the shareholders.

Page 5.	ARTICLES OF INCORPORATION

ARTICLE XI

Oregon Control Share Statute

11.1        Statute. Sections 60.801-60.816 of the Oregon Business Corporation Act (the “Oregon Control Share Act”) provides for certain procedures to occur in a control-share acquisition. All terms used herein shall have the meanings ascribed to them in said Section.

11.2        Vote Required to Opt Out of Statute. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation or the Bylaws of the Corporation, the Corporation may not opt out of the Oregon Control Share Act or otherwise elect said Act to be inapplicable to the Corporation unless there is cast the affirmative vote of 75 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, excluding all interested shares or unless two thirds of all Continuing Directors (as defined in Article 10.1(e) of the Corporation vote in favor of amending the Bylaws of the Corporation to make the Oregon Control Share Act inapplicable to the Corporation.

11.3        Shareholder Resolution. The affirmative vote of 75 percent of all the votes entitled to be cast by each class or series entitled to vote separately on the voting rights accorded to the control shares and the affirmative vote of 75 percent of each class or series entitled to vote separately on the voting rights accorded to the control shares, excluding all interested shares, shall be required in determining the voting rights of the control shares as set forth by resolution of the shareholders.

Page 6.	ARTICLES OF INCORPORATION

11.4        Amendment. The amendment, alteration, change or repeal of this Article XI of the Articles of Incorporation shall require the affirmative vote of at least 75 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, excluding all interested shares.

ARTICLE XII

No director of the corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except that this provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date of adoption of this Article and that this provision shall not eliminate or limit the liability of a director for (a) any breach of the director’s duty of loyalty to the Corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any distribution to shareholders which is unlawful under Oregon law; or (d) any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions prior to such amendment or repeal.

Page 7.	ARTICLES OF INCORPORATION

If Oregon law is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by Oregon law as so amended.

The effective date of incorporation of this Corporation shall be the date these Articles of Incorporation are filed with the Oregon Secretary of State.

For the purpose of organizing this Corporation under the laws of the state of Oregon, I sign these Articles of Incorporation in duplicate this 2nd day of March, 1990.

/s/ James E. Petersen
JAMES E. PETERSEN, Incorporator
835, N.W. Bond Street
Bend, Oregon 97701

Page 8.	ARTICLES OF INCORPORATION

FILED
IN THE OFFICE OF THE SECRETARY
OF STATE OF THE STATE OF OREGON

JUN 6 1990

CORPORATION DIVISION

Secretary of State
Corporate Division
158 12th Street NE
Salem, Oregon 97310-0210

Registry Number:   193154-90

ARTICLES OF AMENDMENT
By Incorporator

1.	Name of the corporation prior to amendment: Cascade Bancorp.

2.	The corporation has not issued any shares of stock.

3.	Shareholder action was not required to adopt the amendment. The amendment was adopted by the incorporator.

4.	State the article number and set forth the article as it is amended to read.

Paragraph 10.3 of Article X is amended and completely restated as follows:

“10.3 Exception to 75% Requirement. The provisions of Section 10.2 hereof shall not be applicable to any particular Corporate Action and such Corporate Action shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if a majority of all Continuing Directors of the Corporation vote in favor of and recommend approval of the Corporate Action to the shareholders.”

5.	The amendment was adopted on May 21, 1990.

Execution:	/s/ James E. Petersen
JAMES E. PETERSEN, Incorporator

Person to contact about this filing:	James E. Petersen
(503) 382-3011

FILED NOV - 8 1993 SECRETARY OF STATE

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CASCADE BANCORP

Pursuant to ORS 60.437, the undersigned corporation hereby submits for filing the following articles of amendment to its articles of incorporation:

1.           The name of the corporation is CASCADE BANCORP.

2.           Shareholder action is required to adopt the amendment. The shareholder vote was as follows:

Number of votes entitled to be cast	228,506
Number of votes in favor	159,195
Number of votes against	- 0 -

3.           The articles of incorporation are amended as follows:

“ARTICLE VII

   The total number of shares of stock which the corporation shall have authority to issue shall be 10,000,000 shares of Common Stock without par value.”

4.           The amendment was adopted on October 28, 1993.

CASCADE BANCORP

/s/ James E. Petersen
JAMES E. PETERSEN,
Assistant Secretary

Person to contact about this filing:

JAMES E. PETERSEN
KARNOPP, PETERSEN, NOTEBOOM,
HUBEL, HANSEN & ARNETT
1201 N.W. Wall Street
Suite 300
Bend, Oregon 97701
(503) 382-3011

Page 1.	ARTICLES OF AMENDMENT

Submit the original
and one true copy
$10.00

Registry Number:

193154-80

SECRETARY OF STATE
Corporation Division
Business Registry
158 12th Street NE
Salem, OR 97310-0210
(503) 378-4166
Facsimile (503) 378-4381

THIS SPACE FOR OFFICE USE ONLY

FILED
DEC 21 1993
Secretary of State

ARTICLES OF CORRECTION

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

NOTE: This form may be used by business corporations, professional corporations, cooperative corporations, nonprofit corporations, water district improvement corporations, and business trusts.

1. Name of the entity: Cascade Bancorp

2. Describe the document to be corrected, including the date on which it was filed (or attach a copy of the document to be corrected): (see attached)

3. Describe the incorrect statement and indicate the reason it is incorrect:
The incorrect statement is: "Number of votes against -0-" This was a typographical error.

4. The incorrect statement is corrected to read (attach additional sheets, if necessary):

Number of votes against 600

Execution: [signature] Signature | JAMES E. PETERSEN, ESQ. Printed name | Assistant Secreta Title

Person to contact about this filing: JAMES E. PETERSEN, ESQ. Name | (503) 382-3011 Daytime phone number

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION OR INCLUDE YOUR *VISA OR MASTERCARD* NUMBER AND EXPIRATION DATE ______ / ___ SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR FAX TO (503) 378-4381.

143 (7/93)

12149304909 831.219 10.00

12 21 KC

VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

ARTICLES OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
CASCADE BANCORP

Pursuant to ORS 60.437, the undersigned corporation hereby submits for filing the following articles of amendment to its articles of incorporation:

1.        The name of the corporation is CASCADE BANCORP.

2.        Shareholder action is required to adopt the amendment. The shareholder vote was as follows:

Number of votes entitled to be cast	228,506
Number of votes in favor	159,195
Number of votes against	- 0 -

3.        The articles of incorporation are amended as follows:

“ARTICLE VII

The total number of shares of stock which the corporation shall have authority to issue shall be 10,000,000 shares of Common Stock without par value.”

4.        The amendment was adopted on October 28, 1993.
CASCADE BANCORP

/s/ James E. Petersen
JAMES E. PETERSEN,
Assistant Secretary

Person to contact about this filing:

JAMES E. PETERSEN
KARNOPP, PETERSEN, NOTEBOOM,
HUBEL, HANSEN & ARNETT
1201 N.W. Wall Street
Suite 300
Bend, Oregon 97701
(503) 382-3011

Page 1.	ARTICLES OF AMENDMENT

Phone: (503) 986-2200
Fax: (503) 378-4381

Secretary of State
Corporation Division
255 Capitol St. NE, Suite 151
Salem, OR 97310-1327

Articles of Amendment—Business/Professional/Nonprofit

Check the appropriate box below:

☒ BUSINESS/PROFESSIONAL CORPORATION (Complete only 1, 2, 3, 4, 6, 7)

☐ NONPROFIT CORPORATION (Complete only 1, 2, 3, 5, 6, 7)

For office use only

FILED
AUG 07 1997
OREGON
SECRETARY OF STATE

Registry Number: 193154-80

Attach Additional Sheet if Necessary
Please Type or Print Legibly in Black Ink

1) NAME OF CORPORATION PRIOR TO AMENDMENT: CASCADE BANCORP

2) STATE THE ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ. (Attach a separate sheet if necessary.)

See attached Exhibit "1"

3) THE AMENDMENT WAS ADOPTED ON: April 21, 1997
(If more than one amendment was adopted, identify the date of adoption of each amendment.)

BUSINESS/PROFESSIONAL CORPORATION ONLY

4) CHECK THE APPROPRIATE STATEMENT

☒ Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	2,132,967	2,132,967	1,115,444	16,710

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

NONPROFIT CORPORATION ONLY

5) CHECK THE APPROPRIATE STATEMENT

☐ Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

☐ Membership approval was required. The membership vote was as follows:

Class(es) entitled to vote	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST

6) EXECUTION

Printed Name: JAMES E. PETERSEN
Signature: [signature]
Title: Asst. Secretary

7) CONTACT NAME: James E. Petersen
DAYTIME PHONE NUMBER: (541) 382-3011

Sally 8/7

FEES

Make check for $10 payable to "Corporation Division."

NOTE: Filing fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.

FORM CR113

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Exhibit “1”

ARTICLES OF AMENDMENT
for
CASCADE BANCORP

1.            Sections 10.2 and 10.3 of Article X of Cascade Bancorp’s Articles of Incorporation are hereby amended and restated in their entirety as follows:

“10.2 Shareholder Vote. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section 10.3 hereof, no Corporate Action shall be authorized or effected unless there is cast the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation held by shareholders who are not interested shareholders as defined in ORS 60.825 and who are otherwise entitled to vote generally in the election of directors. -

10.3 Exception to Two-Thirds Requirement. The provisions of Section 10.2 hereof shall not be applicable to any particular Corporate Action and such Corporate Action shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if a majority of all Continuing Directors of the Corporation vote in favor and recommend approval of the Corporate Action to the shareholders.”

2.            The following Section 10.4 is added to Article X of Cascade Bancorp’s Articles of Incorporation:

“10.4 Coordination with Statute. The provisions of this Article X shall be subordinate to the provisions of ORS 60.825 to ORS 60.845 as amended, such that said statutory provisions shall control over any conflicting provisions of this Article. Further, the invalidity or unenforceability of any particular provision or provisions of this Article shall not affect any other provisions hereof, and in such event this Article shall be construed in all respects as if such invalid or unenforceable provisions were amended to conform to such statutory provisions.”

Phone: (503) 986-2200
Fax: (503) 378-4381

Secretary of State
Corporation Division
255 Capitol St. NE, Suite 151
Salem, OR 97310-1327

Articles of Amendment—Business/Professional/Nonprofit

Check the appropriate box below:

☑ BUSINESS/PROFESSIONAL CORPORATION
(Complete only 1, 2, 3, 4, 6, 7)

☐ NONPROFIT CORPORATION
(Complete only 1, 2, 3, 5, 6, 7)

For office use only
FILED
MAY 13 2002
OREGON
SECRETARY OF STATE

Registry Number: 193154-80

Attach Additional Sheet if Necessary
Please Type or Print Legibly in Black Ink

1) NAME OF CORPORATION PRIOR TO AMENDMENT CASCADE BANCORP

2) STATE THE ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ. (Attach a separate sheet if necessary.)
Article VII is hereby amended to read as follows: "The total number of shares of stock which the corporation shall have authority to issue shall be 20,000,000 shares of Common Stock without par value."

3) THE AMENDMENT WAS ADOPTED ON: April 22, 2002
(If more than one amendment was adopted, identify the date of adoption of each amendment.)

BUSINESS/PROFESSIONAL CORPORATION ONLY

4) CHECK THE APPROPRIATE STATEMENT

☑ Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	8,299,969	8,299,969	6,918,000	233,917

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

NONPROFIT CORPORATION ONLY

5) CHECK THE APPROPRIATE STATEMENT

☐ Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

☐ Membership approval was required. The membership vote was as follows:

Class(es) entitled to vote	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST

6) EXECUTION

Printed Name: James E. Petersen
Signature: [signature]
Title: Assistant Secretary

7) CONTACT NAME
James E. Petersen

DAYTIME PHONE NUMBER – INCLUDING AREA CODE
541/382-3011

FEES

Make check for $20 payable to "Corporation Division."

Processing fees are nonrefundable

NOTE: Fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.

5/13

CR113 (Rev. 06/01)

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

12/19/2005 3:50PM 0000... BUSINESS REG $55.

Phone: (503) 986-2200
Fax: (503) 378-4381

Secretary of State
Corporation Division
255 Capitol St. NE, Suite 151
Salem, OR 97310-1327
FilingInOregon.com

Articles of Amendment—Business/Professional/Nonprofit

Check the appropriate box below:

☑ BUSINESS/PROFESSIONAL CORPORATION (Complete only 1, 2, 3, 4, 6, 7)

☐ NONPROFIT CORPORATION (Complete only 1, 2, 3, 5, 6, 7)

FILED
DEC 19 2005
OREGON
SECRETARY OF STATE

REGISTRY NUMBER: 193154-80

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in Black Ink.

1) NAME OF CORPORATION PRIOR TO AMENDMENT: Cascade Bancorp

2) STATE THE ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ. (Attach a separate sheet if necessary.)

3) THE AMENDMENT WAS ADOPTED ON: April 25, 2005

(If more than one amendment was adopted, identify the date of adoption of each amendment.)

BUSINESS/PROFESSIONAL CORPORATION ONLY

4) CHECK THE APPROPRIATE STATEMENT

☑ Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	16,825,928	16,825,928	12,513,531	669,185

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

NONPROFIT CORPORATION ONLY

5) CHECK THE APPROPRIATE STATEMENT

☐ Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

☐ Membership approval was required. The membership vote was as follows:

Class(es) entitled to vote	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST

6) EXECUTION

Signature	Printed Name	Title
[signature]	Gregory D. Newton	Secretary

7) CONTACT NAME (To resolve questions with this filing.)

Gregory D. Newton

DAYTIME PHONE NUMBER (include area code.)

(541) 617-3526

FEES

Required Processing Fee $50
No Fee for Nonprofit Type Change Only
Confirmation Copy (Optional) $5
Processing Fees are nonrefundable.
Please make check payable to "Corporation Division."
NOTE:
Fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.

GF 12/19

113 (Rev. 3/04)

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

FILED APR 20 2006 OREGON SECRETARY OF STATE

ARTICLES OF MERGER OF F & M HOLDING COMPANY AND CASCADE BANCORP WITH CASCADE BANCORP AS SURVIVING CORPORATION

Pursuant to the Oregon Business Corporation Act (the “Oregon Act”) and the Idaho Business Corporation Act (the “Idaho Act”), the undersigned, being respectively the [ILLEGIBLE] Corporation,” and the President and Secretary of F & M Holding Company, an Idaho corporation and the wholly-owned subsidiary of the Surviving Corporation, hereby adopt the following Articles of Merger for the purpose of merging F & M Holding Company with and into the Surviving Corporation (the “Merger”).

1.           The names of the corporations are Cascade Bancorp and F & M Holding Company.

2.           The name of the Surviving Corporation is Cascade Bancorp and it is to be governed by the laws of the State of Oregon.

3.           The Plan of Merger (the “Plan”) attached hereto as “Exhibit A” and by this reference incorporated herein and made a past hereof, was duly approved by the sole shareholder of F & M Holding Company, as required by the Idaho Act. As to F & M Holding Company, the classes of shares outstanding, the number of shares of each class outstanding, the designation of the number of shares of each class entitled to vote as a class, the shares of each class voting for and against the Plan are as follows:

Name of	Class of	Shares	Shares Entitled	Shares Voting	Shares Voting
Corporation	Shares	Outstanding	to Vote	For	Against

F&M Holding Company	Common	100	100	100	-0-

4.           Approval of the Plan by the shareholders of the Surviving Corporation is not required.

5.           The Merger shall take effect on April 20, 2006, at 6:35 p.m. Mountain time.

6.           The person to contact regarding this filing is Anne Barragar, whose telephone number is (503) 241-2300.

1

IN WITNESS WHEREOF, these Articles of Merger have been signed as of this 20th day of April, 2006.

Cascade Bancorp:	F & M Holding Company:

/s/ Patricia L. Moss	/s/ Patricia L. Moss
Patricia L. Moss	Patricia L. Moss
President	President

/s/ Greg Newton	/s/ Greg Newton
Greg Newton, Secretary	Greg Newton, Secretary

2

Exhibit A

PLAN OF MERGER

MERGING

F & M HOLDING COMPANY

WITH AND INTO

CASCADE BANCORP

This Plan of Merger has been prepared in accordance with the Oregon Business Corporation Act (the “Oregon Act”) and the Idaho Business Corporation Act (the “Idaho Act”).

1.           Surviving Corporation.  Upon the terms and conditions hereinafter set forth, F & M Holding Company, and Idaho corporation (“F&M”) shall merge (the “Merger”) with and into Cascade Bancorp, an Oregon corporation (“Cascade”). Cascade shall be the corporation surviving the Merger and shall be governed by the Oregon Business Corporation Act. As of the Effective Time, as defined below, the separate existence of F&M shall cease.

2.           Rights and Obligations.  The Merger shall be effective on April 20, 2006 (the “Effective Date”) as of 6:35 p.m. Mountain Time (the “Effective Time”). The Merger shall have the effects set forth in the Idaho Act and the Oregon Act. Without limiting the foregoing, as of the Effective Time, Cascade shall possess and be subject to all the rights, privileges, powers, franchises, property (real, personal and mixed), restrictions, disabilities, duties and debts of F&M.

3.           Officers.  The officers of Cascade immediately prior to the Effective Time shall be the officers of Cascade as of and after the Effective Time, and each of them shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

4.           Directors.  The directors of Cascade immediately prior to the Effective Time shall be the directors of Cascade as of and after the Effective Time, and each of them shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

5.           Bylaws.  The Bylaws of Cascade that are in effect immediately prior to the Effective Time shall be the Bylaws of Cascade as of and after the Effective Time.

6.           Articles of Incorporation.  The Articles of Incorporation of Cascade that are in effect immediately prior to the Effective Time shall be the Articles of Incorporation of Cascade as of and after the Effective Time.

7.           Cancellation of Shares.  As of the Effective Time, all issued and outstanding shares of capital stock of F&M shall not be converted in any manner, but shall be surrendered and extinguished without consideration.  No further action of the sole shareholder of F&M is required to effect the cancellation.  Each share of issued and outstanding capital stock of Cascade before the Merger shall remain one outstanding share of capital stock of Cascade.

8.           Approval.  The Merger was approved by the Board of Directors of Cascade at a meeting duly held on April 17, 2006, at which a quorum was present, and by the Board of Directors of F&M by unanimous written consent effective April 20, 2006.  The Merger has been ratified and approved by Cascade as the sole shareholder of F&M in accordance with applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this Plan of Merger to be executed and delivered as of April 20, 2006.

CASCADE BANCORP, an Oregon corporation

By:	/s/ Patricia L. Moss
Patricia L. Moss, President

F & M HOLDING COMPANY, an Idaho corporation

By:	/s/ Patricia L. Moss
Patricia L. Moss, President

2

Phone: (503) 986-2200
Fax: (503) 378-4381

Secretary of State
Corporation Division
255 Capitol St. NE, Suite 151
Salem, OR 97310-1327
FilingInOregon.com

Articles of Amendment—Business/Professional/Nonprofit

Check the appropriate box below:

- ☑ BUSINESS/PROFESSIONAL CORPORATION (Complete only 1, 2, 3, 4, 6, 7)
- ☐ NONPROFIT CORPORATION (Complete only 1, 2, 3, 5, 6, 7)

REGISTRY NUMBER: 193154-80

FILED
JAN 12 2009
OREGON
SECRETARY OF STATE

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in **Black** Ink.

1) **ENTITY NAME:** Cascade Bancorp

2) **STATE THE ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ.** (Attach a separate sheet if necessary.)

Article VII shall be amended and restated in its entirety. See attached separate sheet.

3) **THE AMENDMENT WAS ADOPTED ON:** December 19, 2008

(If more than one amendment was adopted, identify the date of adoption of each amendment.)

BUSINESS/PROFESSIONAL CORPORATION ONLY

4) **CHECK THE APPROPRIATE STATEMENT**

☑ Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	28,088,110	28,088,110	#1 16,780,464 #2 24,353,839	1,472,465 818,559

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

NONPROFIT CORPORATION ONLY

5) **CHECK THE APPROPRIATE STATEMENT**

☐ Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

☐ Membership approval was required. The membership vote was as follows:

Class(es) entitled to vote	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST

6) **EXECUTION**

Signature	Printed Name	Title
[signature]	Gregory D. Newton	Secretary

7) **CONTACT NAME** (To resolve questions with this filing.)

Terri L. McCreary

DAYTIME PHONE NUMBER (Include area code.)

541-617-3538

FEES

Required Processing Fee $50
Confirmation Copy (Optional) $5
No Fee for Nonprofit Type Change
No Fee for President/Secretary Change
Processing Fees are nonrefundable.
Please make check payable to "Corporation Division."

NOTE:
Fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.

19315480-10722357

113 (Rev. 8/08)

VOID IF ALTERED OR ERASED

VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Articles of Amendment
of
Cascade Bancorp

Article VII shall be amended and restated in its entirety as follows:

Article VII

(a)           The Corporation is authorized to issue shares of two classes: 5,000,000 shares of preferred stock and 45,000,000 shares of common stock.

(b)           Subject to the provisions governing preferred stock that may from time to time be issued, the holders of the common stock shall have voting rights and the right to receive the net assets of the corporation upon dissolution as provided in the Oregon Business Corporation Act (“Act”).

(c)           The Board of Directors is authorized, subject to the Act and the provisions of this Article VII, to provide for the issuance of shares of the preferred stock in series, to establish the number of shares to be included in each series, and to determine the designations, preferences, limitations and relative rights of each series; provided that, except as otherwise required by any capital purchase program authorized by the Emergency Economic Stabilization Act of 2008, the holders of shares of preferred stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by the Act. The Board of Directors may increase or decrease the number of shares of any series of preferred stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized but unissued shares.

(d)           The authority of the Board of Directors with respect to each series includes, without limitation, determination of:

(i)           the number of shares in, and the distinguishing designation of, that series;

(ii)          whether shares of that series shall have full, special, conditional, limited, or no voting rights;

(iii)         whether shares of that series shall be redeemable or convertible (a) at the option of the corporation, the shareholder, or another person on the occurrence of a designated event, (b) for cash, indebtedness, securities, or other property, or (c) in a designated amount or in the amount determined in accordance with a designated formula or by reference to extrinsic data or events;

(iv)         whether, and the extent to which, shares of that series are entitled to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative;

(v)          whether, and the extent to which, shares of that series have preferences over any other classes or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the Corporation; and

(vi)         any other preferences, limitation, and rights that are permitted by law.

Article of Amendment – Filed w/Form 113
December 29, 2008

1/336 $150

Articles of Amendment - Business/Professional

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - http://www.FilingInOregon.com - Phone: (503) 986-2200

FILED
NOV 19 2010
OREGON
SECRETARY OF STATE

REGISTRY NUMBER: 193154-80

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.
We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in Black Ink.

1) ENTITY NAME: Cascade Bancorp

2) STATE THE ARTICLE NUMBER(S): and set forth the article(s) as it is amended to read. (Attach a separate sheet if necessary.)
Subsection (a) of Article VII shall be amended and restated as follows. See attached separate sheet.

3) THE AMENDMENT WAS ADOPTED ON: December 7, 2009
(If more than one amendment was adopted, identify the date of adoption of each amendment.)

4) CHECK THE APPROPRIATE STATEMENT:

■ Shareholder action was required to adopt the amendment(s).
The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	28,156,483	28,156,483	23,177,966	1,453,150

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

5) EXECUTION: (Must be signed by at least one officer or director.)
By my signature, I declare as an authorized authority, that this filing has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment or both.

Signature: Andrew J. Gerlicher
Printed Name: Andrew J. Gerlicher
Title: Secretary

CONTACT NAME: (To resolve questions with this filing.)
Kristin Terry

PHONE NUMBER: (Include area code.)
(503) 241-2300

CASCADE BANCORP
19315480-12276294 AMDART

11 - Articles of Amendment - Business Professional (01/10)

VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

VOID IF ALTERED OR ERASED

Exhibit A
to
Articles of Amendment
of
Cascade Bancorp

Subsection (a) of Article VII shall be amended and restated in its entirety as follows:

Article VII

(a) Effective as of 12:01 a.m. on November 22, 2010, each ten outstanding shares of the Corporation’s Common Stock will be exchanged and combined, automatically, without further action, into one share of Common Stock (the “Reverse Split”). Immediately after the Reverse Split, the Corporation is authorized to issue shares of two classes: 5,000,000 shares of Preferred Stock and 40,000,000 shares of Common Stock.

360 26 $100,-

Articles of Amendment - Business/Professional

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - http://www.FilingInOregon.com - Phone: (503) 986-2200

FILED

DEC 27 2010

OREGON
SECRETARY OF STATE

REGISTRY NUMBER: 193154-80

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in Black Ink.

1) ENTITY NAME: Cascade Bancorp

2) STATE THE ARTICLE NUMBER(S): and set forth the article(s) as it is amended to read. (Attach a separate sheet if necessary.)

Subsection (a) of Article VII shall be amended and restated in its entirety as set forth on the attached separate sheet.

3) THE AMENDMENT WAS ADOPTED ON: 12/23/2010

(If more than one amendment was adopted, identify the date of adoption of each amendment.)

4) CHECK THE APPROPRIATE STATEMENT:

■ Shareholder action was required to adopt the amendment(s).

The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	2,853,653	2,853,653	1,589,463	21,910

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

5) EXECUTION: (Must be signed by at least one officer or director.)

By my signature, I declare as an authorized authority, that this filing has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment or both.

Signature: Andrew J. Gerlicher | Printed Name: Andrew J. Gerlicher | Title: Secretary

CONTACT NAME: (To resolve questions with this filing.)

Ellyn George

PHONE NUMBER: (Include area code.)

503-778-5361

CASCADE BANCORP

19315480-12358363 AMDART

11 - Articles of Amendment - Business Professional (01/10)

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Articles of Amendment
of
Cascade Bancorp

Subsection (a) of Article VII shall be amended and restated in its entirety as follows:

Article VII

(a)  The Corporation is authorized to issue shares of two classes: 5,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock.